UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(713) 528-1881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 3, 2017, Camber Energy, Inc. (the “Company”, “we” and “us”) was notified by the NYSE American (“NYSE”) that NYSE Regulation has accepted the Company’s plan to regain compliance with the exchange’s continued listing standards set forth in Sections 1003(a)(i), (ii) and (iii) of the NYSE Company Guide (the “Company Guide”) by August 3, 2018, subject to periodic review by the NYSE for compliance with the initiatives set forth in the plan. If the Company is not in compliance with the continued listing standards by August 3, 2018, or if the Company does not make progress consistent with the plan during the plan period, the NYSE Regulation staff may initiate delisting proceedings as appropriate.

As previously reported, on August 3, 2017, we received notice from the NYSE that the Company is not in compliance with Sections 1003(a)(i) through (iii) of the Company Guide. In order to maintain our listing on the NYSE, the NYSE had requested that the Company submit a plan of compliance by September 5, 2017 addressing how the Company intended to regain compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by August 3, 2018. The NYSE extended the date to submit a plan to September 20, 2017 and the plan (the “Plan”) was submitted timely by the extended deadline.

The notice from the NYSE has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the NYSE exchange under the symbol “CEI” subject to periodic review by the NYSE. The listing of the Company’s common stock on the NYSE is being continued pursuant to an extension during the plan period.

Additionally, on November 7, 2017, the Company was notified by the NYSE American that it was back in compliance with the separate continued listing deficiency relating to non-compliance with Sections 134 and 1101 of the Company Guide, which previously announced deficiency was due to the fact that the Company did not timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which report was filed on November 6, 2017.

The Company issued a press release on November 8, 2017, announcing that it had received the notice of acceptance of the Company’s plan. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By: /s/ Bob Schleizer
Name:	Bob Schleizer
Title:	Chief Financial Officer

Date: November 8, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 8, 2017